INTANGIBLE ASSETS, NET - Amortization amount of intangible asset (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
INTANGIBLE ASSETS, NET
2024	$ 3,723
2025	3,723
2026	3,723
2027	3,723
Thereafter	9,546
Intangible assets, net	$ 24,438	$ 12,903